Aquila Municipal Trust
Aquila Tax-Free Trust of Arizona
Aquila Churchill Tax-Free Fund of Kentucky
Aquila Tax-Free Fund For Utah

Supplement dated as of March 7, 2018
to each Fund's Summary Prospectus, Prospectus and Statement of Additional Information
dated July 25, 2017, as revised as of September 1, 2017

The following disclosure supplements the information in each Fund's Summary Prospectus, Prospectus and Statement of Additional Information:

Effective March 7, 2018, Mr. Anthony (Tony) Tanner joined Mr. Todd W. Curtis, Mr. Royden Durham and Mr. James Thompson as a member of the portfolio management team that is responsible for the day-to-day management of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah.

Mr. Tanner has served as a portfolio manager of each Fund since 2018.  Mr. Tanner has over 30 years of experience in the financial services industry.  Prior to joining Aquila Investment Management LLC, each Fund's Manager, in 2018, Mr. Tanner was a Senior Wealth Manager at BNY Mellon Wealth Management from 2016 to 2018, a Senior Client Advisor at BMO Private Bank from 2014 to 2015, and a Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.  Mr. Tanner does not manage any other investment companies, pooled investment vehicles or separate accounts.  Mr. Tanner does not currently own Fund shares.

Please retain this supplement for future reference.